UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2021

New Senior Investment Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204
New York	New York	10036
(Address of principal executive offices)

(646)	822-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Arrangements of Certain Officers.

(d) Election of Directors. On January 25, 2021, New Senior Investment Group Inc. (the “Company”) announced that its Board of Directors (the “Board”) has elected Frances Aldrich Sevilla-Sacasa, age 65, as a director, effective immediately.

The election of Ms. Aldrich Sevilla-Sacasa furthers the Board’s overall refreshment and diversity goals to maintain a board that, taken as a whole, has the best combination of knowledge, skills, experience and perspectives to provide comprehensive and effective oversight of the Company and support the Company’s strategic goals, as well as the knowledge, ability and independence to deliver the high standard of governance expected by the Company’s stockholders.

Ms. Aldrich Sevilla-Sacasa will serve as a Class III Director with a term expiring at the 2023 annual meeting of stockholders. Ms. Aldrich Sevilla-Sacasa will receive the standard annual Board compensation for non-employee directors for 2021. In connection with this election, the Board increased its size to nine members.

The Board also considered the independence of Ms. Aldrich Sevilla-Sacasa under the New York Stock Exchange listing standards and the Company's corporate governance principles and concluded that Ms. Aldrich Sevilla-Sacasa is an independent director under the applicable standards. The Board appointed Ms. Aldrich Sevilla-Sacasa to serve as a member of the Audit Committee.

There are no arrangements or understandings between Ms. Aldrich Sevilla-Sacasa and any other person pursuant to which Ms. Aldrich Sevilla-Sacasa was elected as a director. As of the date of her election, neither Ms. Aldrich Sevilla-Sacasa nor any of her immediate family members has entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Aldrich Sevilla-Sacasa’s election to the Board is attached as Exhibit 99.1 hereto and incorporated into this Current Report on Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits
Exhibit No.        Description
99.1            Press Release issued by New Senior Investment Group Inc., dated January 25, 2021
104             Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: January 25, 2021	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary
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